Van Kampen Value Municipal Income Trust
                       Item 77(o) 10F-3 Transactions
                     October 1, 2002 - March 31, 2003



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
The City of   11/01/   $4.51  $746,780,00  5,000,0   0.670%  0.840
  New York    02                   0         00                %       Bear
                                                                    Stearns &
                                                                     Co. Inc,
                                                                      Morgan
                                                                     Stanley,
                                                                    UBS Paine
                                                                      Webber
                                                                       Inc,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                    M.R. Beal
                                                                    & Company,
                                                                      First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Goldman
                                                                     Sachs &
                                                                    Co, Lehman
                                                                    Brothers,
                                                                     Merrill
                                                                     Lynch &
                                                                      Co, JP
                                                                     Morgan,
                                                                    Ramirez &
                                                                     Co. Inc,
                                                                    Roosevelt
                                                                     & Cross
                                                                    Incorporat
                                                                    ed, Advest
                                                                        /
                                                                    Lebenthal,
                                                                    Apex Pryor
                                                                    Securities
                                                                      , CIBC
                                                                      World
                                                                     Markets,
                                                                     Commerce
                                                                     Capital
                                                                     Markets
                                                                     Inc, RBC
                                                                       Dain
                                                                     Rauscher
                                                                    Inc, A.G.
                                                                    Edwards &
                                                                    Sons Inc,
                                                                     Jackson
                                                                    Securities
                                                                       Inc,
                                                                      Janney
                                                                    Montgomery
                                                                    Scott LLC,
                                                                    Legg Mason
                                                                       Wood
                                                                      Walker
                                                                    Incorporat
                                                                     ed, Loop
                                                                     Capital
                                                                     Markets
                                                                       LLC,
                                                                     Popular
                                                                    Securities
                                                                     , Prager
                                                                    McCarthy &
                                                                    Sealy LLC,
                                                                    Prudential
                                                                    Securities
                                                                    , Raymond
                                                                     James &
                                                                    Associates
                                                                       Inc